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                                                                    Exhibit 10.1


Busse Broadcasting Corporation
141 East Michigan Avenue, Suite 300
Kalamazoo, Michigan 49007
Phone 616-388-8019

Contact:
 Busse Broadcasting Corporation
     Lawrence A. Busse
     James C. Ryan
 Morgan Stanley & Co. Incorporated
     Michael F. Wyatt    212-761-7286

                                                        FOR IMMEDIATE RELEASE
                                                     Wednesday, October 15, 1997


                 CONTROLLING STOCKHOLDERS RESUME EVALUATION
                OF STRATEGIC TRANSACTIONS IN CONNECTION WITH
             THE POSSIBLE SALE OF BUSSE BROADCASTING CORPORATION





     KALAMAZOO, MICHIGAN, October 15, 1997 -- Busse Broadcasting Corporation (the "Company") today announced that it has been advised by its controlling stockholders that they have directed their financial advisor, Morgan Stanley & Co. Incorporated, to resume the evaluation of strategic transactions in connection with the possible sale of the Company. The Company can make no assurance as to whether any transaction will result from such evaluation or as to value, timing or structure of any such transaction.

     The Company owns and operates KOLN/KGIN-TV, a CBS affiliate serving Lincoln and Grand Island, NE, and WEAU-TV, a NBC affiliate serving Eau Claire and LaCrosse, WI.